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                                                                       EXHIBIT 1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us in this Registration Statement on Form N-1A under the heading "Investment Advisory and Other Services--Independent Registered Public Accounting Firm" relating to GMO Global Growth Fund.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 31, 2004